UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2010
EXTERRAN HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33666	74-3204509

(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

16666 Northchase Drive,
Houston, Texas	77060

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (281) 836-7000
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Adoption of Incentive Program for 2010
     On February 28, 2010, the compensation committee of our board of directors (the “Committee”) adopted a short-term incentive program (the “2010 Incentive Program”) to provide the short-term incentive compensation element of our total direct compensation program for this year. Under the 2010 Incentive Program, each executive officer will be eligible to receive short-term incentive compensation in the form of a cash award based on the Committee’s assessment, with input from management, of our performance for 2010 relative to the key business activities and indicators listed below, as well as each executive officer’s individual contribution toward those criteria:
•	Generation of free cash flow, along with the achievement of other financial targets within our 2010 business plan, including EBITDA, earnings per share and bookings of new business;

•	Customer service, to be assessed by various regional and group metrics for measuring and enhancing customer service;

•	Employee development, to be assessed by successful implementation of various regional and group initiatives; and

•	Safety, to be assessed by specific regional and group metrics for the incident rate for both recordable injuries (“TRIR”) and the number of vehicle incidents, with a corporate TRIR target of 0.9 or less;
as well as one or more of the following items that the Committee may choose to consider, in its discretion:
•	our performance relative to our 2010 business plan;

•	existing or anticipated financial, economic and industry conditions; and

•	such other factors or criteria as the Committee, in its discretion, deems appropriate.
     No specific weighting will be assigned to any particular company performance level or individual level of contribution, and, with respect to a performance-based award to be made to a particular executive officer, no specific weight will be made as between company performance and individual contribution. The Committee has reserved the right to modify the list of criteria as well as target levels of one or more of these criteria in its discretion based on internal and external developments during the course of 2010.
     Each executive officer’s target bonus payment under the 2010 Incentive Program will be a specified percentage of that individual’s base salary, and each executive officer’s actual bonus payment may be paid out at a level of 0% to 200% of target bonus based on company performance, as may be adjusted based on individual performance, in each case based on the Committee’s determination, in its discretion and with input from management, of the level of attainment of applicable company and individual performance. In determining the target 2010 bonus opportunity for each of the following individuals, who we expect to be our Named Executive Officers for 2009 in our 2010 proxy statement, the Committee considered the relative responsibility of each executive officer and his potential impact on the achievement of our performance criteria. Those target 2010 bonus opportunities (expressed as a percentage of each Named Executive Officer’s base salary for 2010), are as follows:

		2010 Bonus
		Target
Executive Officer	Title	(%)
Ernie L. Danner	President and Chief Executive Officer	140
J. Michael Anderson	Senior Vice President and Chief Financial Officer	70
D. Bradley Childers	Senior Vice President	70
Joseph G. Kishkill	Senior Vice President	70
Daniel K. Schlanger	Senior Vice President, Operations Services	70
     We anticipate that awards under the 2010 Incentive Program for the year ending December 31, 2010 will be determined and paid in the first quarter of 2011.
Adjustments to Base Salaries for 2010
     On February 28, 2010, the following adjustments, expected to be effective in April 2010, were made to the annual base salaries of our Named Executive Officers:

		2009	2010
		Base	Base
		Salary	Salary
Officer	Title	($)	($)
Ernie L. Danner	President and Chief Executive Officer	450,000	500,000
J. Michael Anderson	Senior Vice President and Chief Financial Officer	355,000	365,000
D. Bradley Childers	Senior Vice President	340,000	350,000
Joseph G. Kishkill	Senior Vice President	340,000	340,000
Daniel K. Schlanger	Senior Vice President, Operations Services	300,000	325,000
Adoption of Performance Award Agreement
     On February 28, 2010, the Committee adopted a new form of Exterran Holdings, Inc. Award Notice for Performance Shares (the “Award Notice”), which sets forth the terms for grants to officers and employees of performance shares under the Exterran Holdings, Inc. Amended and Restated 2007 Stock Incentive Plan, as amended (the “Plan”). Among other things, the Award Notice provides for (i) notice of the number of shares (or cash equivalent) that will be earned and paid if the performance objectives are met at the target level, the performance period, the performance objectives and the vesting schedule of the award, (ii) forfeiture of the unvested award in the event of the grantee’s termination of employment other than for death or disability, (iii) the manner of vesting of the performance awards upon a Corporate Change (as defined in the Plan), (iv) determination by the Committee of the level of performance, from 0% to 200%, achieved during the performance period based on the performance objectives, (v) payment of the award, in the Committee’s discretion, in shares of our common stock (in an amount equal to the number of performance shares granted multiplied by the performance level achieved) or a lump sum in cash (in an amount equal to the number of performance shares granted multiplied by the performance level achieved multiplied by the fair market value of a share of our common stock on the vesting date), and (vi) non-transferability of the award prior to vesting. Awards granted under the Award Notice have a one-year performance period and generally will vest on the third anniversary of the date of grant.
     In connection with the receipt of the performance shares under the Award Notice, the grantee must agree to abide by specified confidentiality, non-disparagement and one-year non-solicitation covenants.

Item 8.01	Other Events.
     On February 23, 2010, the Committee approved annual incentive bonuses for 2009 under our 2009 Incentive Program for the following individuals:

2009 Bonus
Executive Officer	($)
Ernie L. Danner	303,750
J. Michael Anderson	175,000
D. Bradley Childers	165,000
Joseph G. Kishkill	160,000
Daniel K. Schlanger	155,000
     The amounts awarded under the 2009 Incentive Program are expected to be paid in March 2010.
     Also on February 23, 2010, the Committee determined to award Mr. Schlanger a discretionary cash bonus in consideration for his individual contribution as Exterran Partners, L.P.’s Chief Financial Officer from its inception to March 2009. This cash bonus, in the amount of $67,500, was awarded outside the 2009 Incentive Program and is in addition to his award under the 2009 Incentive Program shown in the table above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTERRAN HOLDINGS, INC.
March 4, 2010	By:	/s/ Donald C. Wayne
Donald C. Wayne
Senior Vice President, General Counsel and Secretary